UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

VAXCYTE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39323	46-4233385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 Hatch Drive Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 837-0111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCVX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2020, the Board of Directors of Vaxcyte, Inc. (the “Company”) promoted Andrew Guggenhime, the Company’s Chief Financial Officer and Chief Business Officer, to President and Chief Financial Officer, effective January 1, 2021 (the “Effective Date”). Following the Effective Date, Grant Pickering, the Company’s President and Chief Executive Officer, will continue to serve as the Company’s Chief Executive Officer.

Mr. Guggenhime, age 52, has served as the Company’s Chief Financial Officer and Chief Business Officer since May 2020. From April 2014 to May 2020, Mr. Guggenhime served as Chief Financial Officer at Dermira, Inc., a biopharmaceutical company, until its acquisition by Eli Lilly and Company, and from April 2014 to May 2018, he also served as Chief Operating Officer at Dermira. From September 2011 to April 2014, Mr. Guggenhime served as Chief Financial Officer of CardioDx, Inc., a molecular diagnostics life sciences company, and as a member of the CardioDx board of directors from April 2014 until July 2016. Prior to that, Mr. Guggenhime served as Chief Financial Officer at Calistoga Pharmaceuticals, Inc., a biotechnology company that was acquired by Gilead Sciences, Inc. Mr. Guggenhime also previously served as Senior Vice President and Chief Financial Officer at Facet Biotech Corporation, a biotechnology company, Chief Financial Officer at PDL BioPharma, Inc. a biotechnology company, and Vice President, Corporate Development and then Senior Vice President and Chief Financial Officer at Neoforma, Inc., a provider of supply-chain management solutions for the healthcare industry. Mr. Guggenhime currently serves on the board of directors of Metacrine, Inc., a biotechnology company. Mr. Guggenhime holds a B.A. in International Politics and Economics from Middlebury College and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.

Mr. Guggenhime has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Guggenhime is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: December 22, 2020	By:	/s/ Andrew Guggenhime
Andrew Guggenhime
Chief Financial Officer and Chief Business Officer

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